UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 2, 2005
                                                        -----------------

                         FRIENDLY ICE CREAM CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

                     001-13579                             04-2053130
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             (Commission File Number)       (I.R.S. Employer Identification No.)

1855 Boston Road, Wilbraham, MA                          01095
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(Address of Principal Executive Offices)                (Zip Code)

                                 (413) 543-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement


         Effective September 2, 2005, Friendly Ice Cream Corporation (the "Company") and Lawrence A. Rusinko, the Company's former Senior Vice President of Marketing, amended the separation agreement entered into between the Company and Mr. Rusinko effective on May 31, 2005. The amendment changes the dates on which a portion of the severance payments from the Company to Mr. Rusinko will be made to ensure that such payments will not be treated as nonqualified deferred compensation subject to Section 409A of the Internal Revenue Code. A copy of the Amendment to the Memorandum of Agreement is attached hereto as
Exhibit 10.16.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits
         --------

Exhibit Number          Exhibit Description
----------------------- --------------------------------------------------------
10.16                   Amendment to Memorandum of Agreement dated as of
                        September 2, 2005

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 9, 2005           FRIENDLY ICE CREAM CORPORATION


                                   By:   /s/ PAUL V. HOAGLAND
                                      ------------------------------------------
                                   Name:  Paul V. Hoagland
                                   Title: Executive Vice President of
                                          Administration and Chief
                                          Financial Officer



                                  EXHIBIT INDEX

Exhibit Number          Exhibit Description
----------------------- --------------------------------------------------------
10.16                   Amendment to Memorandum of Agreement dated as of
                        September 2, 2005